Exhibit 10.9

DIRECTOR SERVICES AGREEMENT

THIS AGREEMENT is dated for reference the 17 day of November, 2003.

BETWEEN:

BULLDOG TECHNOLOGIES INC., a body corporate with offices at 128 - 11180 Coppersmith Place, Richmond, British Columbia, Canada V7A 5G8

(the "Company")

AND:

BOO JOCK CHONG, an individual with an address at 5521 Parker Street, Vancouver, British Columbia, Canada V5B 1Z9

(the "Director")

WHEREAS:

A. The Company desires to appoint the Director and the Director wishes to serve as a director of the Company, and if requested by the Company, one or more of its subsidiaries on the terms and conditions of this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each, the parties hereto agree as follows:

ARTICLE 1
APPOINTMENT OF DIRECTOR

1.1 Appointment of Director. The Company hereby agrees to appoint the Director as a director of the Company as of and when the Company completes its acquisition of Bulldog Technologies Inc., a British Columbia company, and a merger between its subsidiary and Bulldog Technologies, Inc., a Nevada company (collectively, the "Transactions"). The Director agrees that his appointment as a director of the Company is conditional upon completion of the Transactions.

ARTICLE 2
DIRECTOR'S AGREEMENTS

2.1 Expense Statements. The Director may incur expenses in the name of the Company as agreed in advance in writing by the Company, such expenses to relate solely to the

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carrying out of the Director's duties as a member of the board of directors of the Company. The Director will immediately forward all invoices for expenses incurred on behalf of and in the name of the Company and the Company agrees to pay said invoices directly on a timely basis. Any expenses of $250 or greater incurred by the Director in connection with the carrying out of the Director's duties as a member of the board of directors of the Company must be pre-approved by the Company in writing.

ARTICLE 3
COMPANY'S AGREEMENTS

3.1 Compensation Shares. As compensation for the carrying out of the Director's duties as a member of the board of directors of the Company pursuant to this Agreement, the Company agrees to issue an aggregate of 125,000 shares of the Company's common stock (the "Compensation Shares") as follows: 10,500 of the Compensation Shares shall vest at the end of each month commencing on the first month end after the Director is appointed in accordance with Section 1.1 of this Agreement. The Company will issue the Compensation Shares as fully paid and non-assessable at such time as the Company's Board of Directors, acting reasonably, is satisfied that full value has been received for the Compensation Shares. The Director agrees that he will have to execute all necessary documents before the Company will issue the Compensation Shares, including the Subscription Agreement attached hereto Exhibit A. After the first year of the Effective Date of this Agreement, the Company agrees that it will, if permitted by applicable securities laws, issue the Compensation Shares in connection with the filing, with the Securities and Exchange Commission (the "SEC"), of a registration statement on Form S-8 or register the resale of the Compensation Shares, by filing with the SEC, a registration statement on Form S-8.

3.2 Commission. For sales of the Company's products generated by the Director or generated from contacts introduced to the Company by the Director, the Company will pay to the Director a commission of three percent (3%) of the monies actually received by the Company from such sales. The Company will pay to the Director the commission on a quarterly basis but only after the Company has received payment for such sales.

3.3 Director's Acknowledgements. The Director acknowledges that the Compensation Shares to be issued pursuant to the terms of this Agreement will not be registered under the United States Securities Act of 1933 (the "1933 Act"), or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or to U.S. persons, except pursuant to an effective registration statement under the 1933 Act, pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act. The Director further acknowledges that the Compensation Shares will be subject in the United States to a one (1) year hold period from the date of issuance of the Compensation Shares unless such Compensation Shares are registered with the SEC.

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ARTICLE 4
DURATION, TERMINATION AND DEFAULT

4.1 Effective Date. This Agreement shall become effective on the completion of the Transactions and the appointment of the Director to the Company's board of directors in accordance with Section 1.1 of this Agreement (the "Effective Date"), and shall continue until the Director resigns from, is removed from, or is not re-elected to the Company's board of directors.

4.2 Duties Upon Termination. Upon termination of this Agreement, the Director shall upon receipt of all sums due and owing, promptly deliver the following in accordance with the directions of the Company:

(a) a final accounting, reflecting the balance of expenses incurred on behalf of the Company as of the date of termination; and

(b) all documents pertaining to the Company or this Agreement, including but not limited to, all books of account, correspondence and contracts, provided that the Director shall be entitled thereafter to inspect, examine and copy all of the documents which it delivers in accordance with this provision at all reasonable times upon three (3) days' notice to the Company.

4.3 Compensation of Director on Termination. Upon termination of this Agreement, the Director shall be entitled to receive as his full and sole compensation in discharge of obligations of the Company to the Director under this Agreement all sums due and payable under this Agreement to the date of termination and the Director shall have no right to receive any further payments; provided, however, that the Company shall have the right to offset against any payment owing to the Director under this Agreement any damages, liabilities, costs or expenses suffered by the Company by reason of the fraud, negligence or wilful act of the Director, to the extent such right has not been waived by the Company.

ARTICLE 5
CONFIDENTIALITY AND NON-SOLICITATION

5.1 Maintenance of Confidential Information. The Director acknowledges that in the course of his appointment hereunder the Director will, either directly or indirectly, have access to and be entrusted with information (whether oral, written or by inspection) relating to the Company or its respective affiliates, associates or customers (the "Confidential Information"). For the purposes of this Agreement, "Confidential Information" includes, without limitation, any and all Developments (as defined herein), trade secrets, inventions, innovations, techniques, processes, formulas, drawings, designs, products, systems, creations, improvements, documentation, data, specifications, technical reports, customer lists, supplier lists, distributor lists, distribution channels and methods, retailer lists, reseller lists, employee information, financial information, sales or marketing plans, competitive analysis reports and any other thing or information whatsoever, whether copyrightable or uncopyrightable or patentable or unpatentable. The Director acknowledges that the Confidential Information constitutes a proprietary right, which the Company is entitled to protect. Accordingly the Director covenants

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and agrees that during the term of this Agreement and thereafter until such time as all the Confidential Information becomes publicly known and made generally available through no action or inaction of the Director, the Director will keep in strict confidence the Confidential Information and shall not, without prior written consent of the Company in each instance, disclose, use or otherwise disseminate the Confidential Information, directly or indirectly, to any third party.

5.2 Exceptions. The general prohibition contained in Section 5.1 against the unauthorized disclosure, use or dissemination of the Confidential Information shall not apply in respect of any Confidential Information that:

(a) is available to the public generally in the form disclosed;

(b) becomes part of the public domain through no fault of the Director;

(c) is already in the lawful possession of the Director at the time of receipt of the Confidential Information; or

(d) is compelled by applicable law to be disclosed, provided that the Director gives the Company prompt written notice of such requirement prior to such disclosure and provides assistance in obtaining an order protecting the Confidential Information from public disclosure.

5.3 Developments. Any information, technology, technical data or any other thing or documentation whatsoever which the Director, either by himself or in conjunction with any third party, has conceived, made, developed, acquired or acquired knowledge of during the Director's appointment with the Company or which the Director, either by himself or in conjunction with any third party, shall conceive, make, develop, acquire or acquire knowledge of (collectively the "Developments") during the term of this Agreement or at any time thereafter during which the Director is engaged by the Company that is related to the business of designing and supplying security systems for the cargo transit industry shall automatically form part of the Confidential Information and shall become and remain the sole and exclusive property of the Company. Accordingly, the Director does hereby irrevocably, exclusively and absolutely assign, transfer and convey to the Company in perpetuity all worldwide right, title and interest in and to any and all Developments and other rights of whatsoever nature and kind in or arising from or pertaining to all such Developments created or produced by the Director during the course of performing this Agreement, including, without limitation, the right to effect any registration in the world to protect the foregoing rights. The Company shall have the sole, absolute and unlimited right throughout the world, therefore, to protect the Developments by patent, copyright, industrial design, trademark or otherwise and to make, have made, use, reconstruct, repair, modify, reproduce, publish, distribute and sell the Developments, in whole or in part, or combine the Developments with any other matter, or not use the Developments at all, as the Company sees fit.

5.4 Protection of Developments. The Director does hereby agree that, both before and after the termination of this Agreement, the Director shall perform such further acts and execute and deliver such further instruments, writings, documents and assurances (including,

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without limitation, specific assignments and other documentation which may be required anywhere in the world to register evidence of ownership of the rights assigned pursuant hereto) as the Company shall reasonably require in order to give full effect to the true intent and purpose of the assignment made under Section 5.3 hereof. If the Company is for any reason unable, after reasonable effort, to secure execution by the Director on documents needed to effect any registration or to apply for or prosecute any right or protection relating to the Developments, the Director hereby designates and appoints the Company and its duly authorized officers and agents as the Director's agent and attorney to act for and in the Director's behalf and stead to execute and file any such document and do all other lawfully permitted acts necessary or advisable in the opinion of the Company to effect such registration or to apply for or prosecute such right or protection, with the same legal force and effect as if executed by the Director.

5.5 Non-Solicitation. The Director covenants and agrees with the Company that during the term hereof and for a period of twelve (12) months thereafter, the Director will not:

(a) contact, for the purpose of soliciting any business that is competitive with that carried on by the Company, any person who is a customer or client of the Company; or

(b) initiate contact with any employee of the Company for the purpose of offering him or her employment with any person other than the Company.

5.6 Work for Others. While engaged by the Company hereunder, the Director shall not act as a consultant for others regarding any matter in which any such other's interest is legally or financially adverse to that of the Company. The Director represents and warrants that the Director has disclosed in writing to the Company all other clients and any work which may represent a conflict of interest with respect to the work to be performed for the Company under this Agreement. The Director shall, during the term hereof, advise the Company prior to entering into any agreement with any other entity or performing any other work which may result in such a conflict of interest, and further shall during the term hereof, not enter into any such agreement or perform any other such work without the prior written approval of the Company.

5.7 Remedies. The parties to this Agreement recognize that any violation or threatened violation by the Director of any of the provisions contained in this Article 5 will result in immediate and irreparable damage to the Company and that the Company could not adequately be compensated for such damage by monetary award alone. Accordingly, the Director agrees that in the event of any such violation or threatened violation, the Company shall, in addition to any other remedies available to the Company at law or in equity, be entitled as a matter of right to apply to such relief by way of restraining order, temporary or permanent injunction and to such other relief as any court of competent jurisdiction may deem just and proper.

5.8 Reasonable Restrictions. The Director agrees that all restrictions in this Article 5 are reasonable and valid, and all defenses to the strict enforcement thereof by the Company are hereby waived by the Director.

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ARTICLE 6
INFORMATION PROVIDED BY DIRECTOR

6.1 Information Provided. The Director represents and warrants as to any information in any form which the Director may provide to the Company that (i) the Director has the lawful right to provide such information to the Company without breach of any law, regulation, contract obligation or duty of employment and that the Company may receive and use such information without incurring any liability or obligation to any other person or entity, and (ii) that any information provided to the Company which may have been obtained directly by the Director or from any other person or entity was obtained without violation of any law, regulation, contract obligation, proprietary right or duty of employment. The Director shall indemnify, defend and hold harmless the Company (including its employees, officers and directors) from any damages and claims arising out of or related to any breach by the Director of such representations and warranties.

ARTICLE 7
MISCELLANEOUS

7.1 Notices. All notices required or allowed to be given under this Agreement shall be made either personally by delivery to or by facsimile transmission to the address as hereinafter set forth or to such other address as may be designated from time to time by such party in writing:

(a) in the case of the Company, to:

Bulldog Technologies Inc.
128 - 11180 Coppersmith Place
Richmond, British Columbia
Canada V7A 5G8

Attention: President

Facsimile: 604-271-8654

(b) and in the case of the Director, to the Director's last residence address known to the Company.

7.2 Change of Address. Any party may, from time to time, change its address for service hereunder by written notice to the other party in the manner aforesaid.

7.3 Entire Agreement. As of from the date hereof, any and all previous agreements, written or oral between the parties hereto or on their behalf relating to the appointment of the Director by the Company are null and void. The parties hereto agree that they have expressed herein their entire understanding and agreement concerning the subject matter of this Agreement and it is expressly agreed that no implied covenant, condition, term or reservation or prior representation or warranty shall be read into this Agreement relating to or concerning the subject matter hereof or any matter or operation provided for herein.

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7.4 Further Assurances. Each party hereto will promptly and duly execute and deliver to the other party such further documents and assurances and take such further action as such other party may from time to time reasonably request in order to more effectively carry out the intent and purpose of this Agreement and to establish and protect the rights and remedies created or intended to be created hereby.

7.5 Waiver. No provision hereof shall be deemed waived and no breach excused, unless such waiver or consent excusing the breach is made in writing and signed by the party to be charged with such waiver or consent. A waiver by a party of any provision of this Agreement shall not be construed as a waiver of a further breach of the same provision.

7.6 Amendments in Writing. No amendment, modification or rescission of this Agreement shall be effective unless set forth in writing and signed by the parties hereto.

7.7 Assignment. Except as herein expressly provided, the respective rights and obligations of the Director and the Company under this Agreement shall not be assignable by either party without the written consent of the other party and shall, subject to the foregoing, enure to the benefit of and be binding upon the Director and the Company and their permitted successors or assigns. Nothing herein expressed or implied is intended to confer on any person other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Agreement.

7.8 Severability. In the event that any provision contained in this Agreement shall be declared invalid, illegal or unenforceable by a court or other lawful authority of competent jurisdiction, such provision shall be deemed not to affect or impair the validity or enforceability of any other provision of this Agreement, which shall continue to have full force and effect.

7.9 Headings. The headings in this Agreement are inserted for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

7.10 Number and Gender. Wherever the singular or masculine or neuter is used in this Agreement, the same shall be construed as meaning the plural or feminine or a body politic or corporate and vice versa where the context so requires.

7.11 Time. Time shall be of the essence of this Agreement.

7.12 Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein, and each of the parties hereto expressly attorns to the jurisdiction of the courts of the Province of British Columbia.

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7.13 Enurement. This Agreement is intended to bind and enure to the benefit of the Company, its successors and assigns, and the Director and the personal legal representatives of the Director.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

BULLDOG TECHNOLOGIES INC.

Per: /s/ John Cockburn
Authorized Signatory
Name: John Cockburn
Title: President and CEO

EXECUTED by BOO JOCK CHONG in the presence of: /s/ Jan Roscovich Signature Jan Roscovich Print Name 6440 Nanika Crescent Address Richmond, BC Chief Administrator Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Boo Jock Chong BOO JOCK CHONG

EXHIBIT A

THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.

SUBSCRIPTION AGREEMENT

TO: Bulldog Technologies Inc. (the "Company")
128 - 11180 Coppersmith Place
Richmond, British Columbia
Canada V7A 5G8

1. Subscription

1.1 In consideration of the undersigned (the "Subscriber") serving as a director of the Company's board of directors, the Company agrees to issue to the Subscriber an aggregate of 125,000 shares (the "Shares") which Shares shall vest and be issued in 11 equal instalments of 10,500 and 1 instalment of 9,500 at the end of each month commencing on December 1, 2003.

2. Documents Required from Subscriber

2.1 The Subscriber must complete, sign and return to the Company an executed copy of this Subscription Agreement.

2.2 The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, and applicable law.

3. Acknowledgements of Subscriber

3.1 The Subscriber acknowledges and agrees that:

(a) the Shares have not been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act ("Regulation S"), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption

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from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case in accordance with applicable state and provincial securities laws;

(b) the Subscriber acknowledges that the Company has not undertaken, and will have no obligation, to register any of the Shares under the 1933 Act;

(c) the decision to execute this Subscription Agreement and acquire the Shares hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company, and such decision is based entirely upon a review of information (the receipt of which is hereby acknowledged) which has been filed by the Company in compliance, or intended compliance, with applicable securities legislation (collectively, the "Public Record");

(d) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

(e) there is no government or other insurance covering any of the Shares;

(f) there are risks associated with an investment in the Shares, as more fully described in certain information forming part of the Public Record;

(g) the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell the Shares through a person registered to sell securities under the Securities Act (British Columbia) (the "B.C. Act") and the Securities Act (Ontario) (the "Ontario Act") and, as a consequence of acquiring the Shares pursuant to this exemption, certain protections, rights and remedies provided by the B.C. Act and the Ontario Act, including statutory rights of rescission or damages, will not be available to the Subscriber;

(h) the Subscriber has not acquired the Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Shares; provided, however, that the Subscriber may sell or otherwise dispose of the Shares pursuant to registration thereof under the 1933 Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

(i) the Subscriber and the Subscriber's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Shares hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(j) the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Shares hereunder have been made available for inspection by the Subscriber, the Subscriber's lawyer and/or advisor(s);

(k) the Subscriber will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue

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in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(l) the Shares are not listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Shares will become listed on any stock exchange or automated dealer quotation system, except that the common shares of the Company are quoted on the OTC Bulletin Board;

(m) in addition to resale restrictions imposed under U.S. securities laws, there are additional restrictions on the Subscriber's ability to resell the Shares under the B.C. Act and the Ontario Act and Multilateral Instrument 45-102 adopted by both the British Columbia Securities Commission and the Ontario Securities Commission;

(n) the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in accordance with applicable state and provincial securities laws;

(o) the statutory and regulatory basis for the exemption claimed for the offer of the Shares, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act or any applicable state and provincial securities laws;

(p) the Subscriber has been advised to consult the Subscriber's own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

(i) any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Shares hereunder, and

(ii) applicable resale restrictions; and

(q) this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.

4. Representations, Warranties and Covenants of the Subscriber

4.1 The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

(a) the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto;

(b) the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(c) the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms;

(d) the Subscriber is a director, officer, employee or control person of the Company

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(e) the Subscriber is not acquiring the Shares for the account or benefit of, directly or indirectly, any U.S. Person;

(f) the Subscriber is not a U.S. Person;

(g) the Subscriber is resident in the jurisdiction set out under the heading "Name and Address of Subscriber" on the signature page of this Subscription Agreement;

(h) the sale of the Shares to the Subscriber as contemplated in this Subscription Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Subscriber;

(i) the Subscriber is acquiring the Shares for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Shares in the United States or to U.S. Persons;

(j) the Subscriber is outside the United States when receiving and executing this Subscription Agreement and is acquiring the Shares as principal for the Subscriber's own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares;

(k) the Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

(l) the Subscriber (i) is able to fend for him/her/itself in the Subscription; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Shares; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(m) the Subscriber acknowledges that the Subscriber has not acquired the Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Shares; provided, however, that the Subscriber may sell or otherwise dispose of the Shares pursuant to registration of the Shares pursuant to the 1933 Act and any applicable state and provincial securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(n) the Subscriber is not aware of any advertisement of any of the Shares; and

(o) no person has made to the Subscriber any written or oral representations:

(i) that any person will resell or repurchase any of the Shares;

(ii) that any person will refund the purchase price of any of the Shares;

(iii) as to the future price or value of any of the Shares; or

(iv) that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares of the Company on any stock exchange or automated dealer quotation system.

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5. Acknowledgement and Waiver

5.1 The Subscriber has acknowledged that the decision to purchase the Shares was solely made on the basis of publicly available information contained in the Public Record. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of the Shares.

6. Legending of Subject Shares

6.1 The Subscriber hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Shares will bear a legend in substantially the following form:

"THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT."

6.2 The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

7. Costs

7.1 The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Shares shall be borne by the Subscriber.

8. Governing Law

8.1 This Subscription Agreement is governed by the laws of the Province of British Columbia. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the jurisdiction of the courts of the Province of British Columbia.

9. Survival

9.1 This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by the Subscriber pursuant hereto.

10. Assignment

10.1 This Subscription Agreement is not transferable or assignable.

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11. Severability

11.1 The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

12. Entire Agreement

12.1 Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

13. Notices

13.1 All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on the signature page of this Subscription Agreement and notices to the Company shall be directed to it at Bulldog Technologies Inc., 128 - 11180 Coppersmith Place, Richmond, British Columbia, Canada V7A 5G8, Attention: President.

14. Counterparts and Electronic Means

14.1 This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.

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15. Delivery Instructions

15.1 The Subscriber hereby directs the Company to deliver the Share Certificates to:

Boo Jock Chong
(name)

5521 Parker Street, Burnaby, BC V5B 1Z9
(address)

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date of acceptance by the Company.

Boo Jock Chong
(Name of Subscriber - Please type or print)

/s/ Boo Jock Chong
(Signature and, if applicable, Office)

5521 Parker Street
(Address of Subscriber)

Burnaby, BC V5B 1Z9
(City, State or Province, Postal Code of Subscriber)

Canada
(Country of Subscriber)

A C C E P T A N C E

The above-mentioned Subscription Agreement in respect of the Shares is hereby accepted by Northward Ventures Inc.

DATED at Richmond, BC, the 17th day of November, 2003.

BULLDOG TECHNOLOGIES INC.

Per: /s/ John Cockburn
Authorized Signatory